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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported)               May 8, 1998
                                                --------------------------------

                               THE TODD-AO CORPORATION
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               (Exact name of registrant as specified in its charter)


         Delaware                    0-1461                 13-1679856
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(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)             File Number)         Identification No.)


               900 North Seward Street, Hollywood, California 90038
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              (Address of principal executive offices)     (Zip Code)


          Registrant's telephone number, including area code (213) 962-4000
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                                    Not Applicable
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            (Former name or former address, if changed from last report)


Exhibit index located on page 2

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                               THE TODD-AO CORPORATION


                                       FORM 8-K


                                     MAY 8, 1998


                            --------------------------------

                                  TABLE OF CONTENTS


Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.                       Page 2

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          a.   Financial Statements of business acquired:

                    Item 7 (a) has been omitted due to the
                    impracticality of filing the required
                    audited financial statements at the
                    time of filing this report on Form 8-K.
                    Item 7 (a) will be filed on Form 8 within 60 days after the required filing date of this report.

          b.   Pro forma condensed financial information

                    Item 7 (b) has been omitted due to the
                    impracticality of filing the required pro forma information at the time of filing this report on Form 8-K. Item 7 (b) will be filed on Form 8 within 60 days after required filing date of this report.

          c.   Exhibit Index                                          Page 3

                                       1

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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On May 8, 1998, an offer to acquire all the issued and to be issued ordinary shares of Tele-Cine Cell Group plc ("Tele-Cine") by Todd-AO Europe Holding Company Ltd. ("Todd Europe"), a wholly owned subsidiary of Todd-AO Corporation ("Todd"), at 80 pence per share was accepted by shareholders of 11,620,582 shares representing 93.375% of the outstanding ordinary shares. The offer was declared unconditional as of May 8, 1998 and settlement of these shares is due 14 days from that date at the prevailing exchange rate on May 8, 1998. The offer was extended and additional shareholders have tendered acceptances to date.

          Under the Recommended Offer shareholders who accept the Offer may elect to receive cash or Loan Notes for all or part of their holdings of Tele-Cine ordinary shares. The unsecured Loan Notes issued by Todd Europe are guaranteed as to principal only by Bank of America. Interest is payable annually in arrears at a fixed rate of 4.5%. The Notes are redeemable at par value, at the option of the holders on each interest payment date and unless previously redeemed or purchased, the outstanding Loan Notes will be redeemed by Todd Europe at par on April 30, 2002.

          The transaction is to be accounted for as a purchase and the acquisition price is equal to the sum of: (1) approximately L9,553,000 in cash and L1,353,000 in Loan Notes as described above (paid and issued on settlement dates) for the shares (2) approximately L3,000,000 debt assumed at acquisition.

          The funds to be paid on the settlement dates will be provided by Todd's institutional lender under its current credit facilities. On May 8, 1998, the exchange rate for the pound sterling was US $1.63.

          Tele-Cine and Todd Europe are both corporations organized under the laws of the United Kingdom and headquartered in London. Tele-Cine specializes in video post production and special effects providing services to the film and television industries.


                                       2

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

          c. The following exhibits are filed with this Current Report on Form 8-K:

          Exhibit No.    Exhibit

               1 Recommended Offer by Astaire & Partners Limited on behalf of Todd-AO Europe Holding Company Limited (a wholly owned subsidiary of The Todd-AO Corporation) for the entire issued and to be issued ordinary share capital of Tele-Cine Cell Group plc.














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                                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized



                                          THE TODD-AO CORPORATION
                                         --------------------------
                                                (Registrant)


                                           /s/ Silas R. Cross
                                         --------------------------
                                               Silas R. Cross
                                           Vice President/Treasurer


     May 18, 1998
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        Date





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